UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 7, 2005

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


                  001-31718                              87-0674277
          (Commission File Number)           (IRS Employer Identification No.)


         510 East Technology Avenue,
                 Building C
                 Orem, Utah                                84097
  (Address of principal executive offices)               (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02. Sale of Unregistered Securities

         On April 12, 2005, Q Comm International, Inc. (the "Company") entered into a Common Stock Purchase Agreement and a Registration Rights Agreement with four accredited investors, two of whom are existing shareholders of the Company, for the private placement of 400,000 shares of its common stock (the "Shares") at a price of $5.00 per share, for aggregate gross proceeds of $2,000,000. The proceeds will be used by the Company as working capital to fund its operations.

         The Shares were issued in a private placement transaction pursuant to
Section 4(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D promulgated pursuant thereto and the rules and regulations promulgated thereunder. The private placement was conducted without general solicitation or advertising. The certificates evidencing the Shares in the private placement will bear restrictive legends permitting the transfer thereof only in compliance with applicable securities laws. Each investors have represented that each was an "accredited investor" under Rule 501(e) under Regulation D under the Securities Act of 1933. Each investor had adequate access to information about the Company through such person's relationship with the Company or through information provided to them. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to cause a resale registration statement covering the Shares to be filed no later than 180 days after closing.

A form of each of the Common Stock Purchase Agreement and Registration Rights Agreement is filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01 Financial Statements And Exhibits.

         (c)      Exhibits

  Exhibit Number           Description
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      10.1                 Form of Common Stock Purchase Agreement, dated as of
                           April 12, 2005, by and between Q Comm International,
                           Inc and the certain accredited investors

      10.2 Form of Registration Rights Agreement, dated as of April 12, 2005, by and between Q Comm International, Inc. and the Investors listed on Exhibit A thereto.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2005                         Q Comm International, Inc.

                                              /s/ Michael K. Openshaw
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                                              Michael K. Openshaw
                                              Chief Financial Officer
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